UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 14, 2015

Date of Report (Date of earliest event reported)

EVENT CARDIO GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52518	20-8051714
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2798 Thamesgate Dr. Mississauga, Ontario, Canada	L4T 4E8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 289-407-4377

Sunrise Holdings Limited

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On January 14, 2015 we dismissed M&K CPAS, PLLC (“M&K”) as our certified public accountants. The decision was approved by our Board of Directors.

The report of M&K on our financial statements for our fiscal years ended September 30, 2013 and 2014 indicated conditions which raised substantial doubt about our ability to continue as a going concern. Except as set forth in the preceding sentence, the report of M&K on our financial statements for its fiscal years ended September 30, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During our fiscal years ended September 30, 2013 and 2014, and the subsequent interim period through the dismissal date, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of M&K would have caused M&K to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that M&K furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter furnished by M&K in response to that request, dated January 14, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective January 14, 2015, we retained Paritz & Company, P.A. (“Paritz”), as our independent certified public accountants. Paritz previously served as the independent certified public accountants to our subsidiary, 2340960 Ontario Inc. (“ECG”), which we acquired on November 14, 2014 in exchange for 79,500,000 shares of our common stock (the “Share Exchange”). During the two most recent fiscal years and the interim periods preceding this engagement of Paritz, the Company has not consulted with Paritz regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits	Description

16.1	Letter from Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Event Cardio Group Inc.

Dated: January 14, 2015	By:	/s/ John Bentivoglio
	Name:	John Bentivoglio
	Title:	Chief Executive Officer